UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2025

flyExclusive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)

252-208-7715

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

As previously reported, on February 13, 2025, flyExclusive, Inc., a Delaware corporation (“flyExclusive”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among flyExclusive, FlyX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of flyExclusive (“Merger Sub”), Jet.AI Inc., a Delaware corporation (“Jet.AI”) and Jet.AI SpinCo, Inc., a Delaware corporation, and a wholly owned subsidiary of Jet.AI (“SpinCo”), pursuant to which (i) as a condition to closing the transaction, Jet.AI will distribute all of the shares of SpinCo, on a pro rata basis, to the stockholders of Jet.AI (the “Distribution”) and (ii) the Merger Sub will merge with and into SpinCo (the “Merger” and, together with the Distribution and all other transactions contemplated under the Merger Agreement, the “Transactions”) with SpinCo surviving the Merger as a wholly owned subsidiary of flyExclusive. The parties to the Merger Agreement entered into an Amended and Restated Agreement and Plan of Merger and Reorganization (the “A&R Merger Agreement”) on May 6, 2025 and executed Amendment No. 1 to the A&R Merger Agreement on July 30, 2025.

On October 10, 2025, the parties to the A&R Merger Agreement, as amended, executed Amendment No. 2 to the A&R Merger Agreement, as amended, to extend the Outside Date from October 31, 2025 to December 31, 2025 (“Amendment No. 2”). Amendment No. 2 was executed in part as a result of the ongoing federal government shutdown, which if prolonged could result in the necessity for a subsequent extension of the Outside Date. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meaning as set forth in Amendment No. 2.

Additional Information and Where to Find It

In connection with the proposed Transactions, flyExclusive has filed relevant materials with the SEC, including a registration statement on Form S-4, which include a proxy statement/prospectus. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the stockholders of Jet.AI as of the record date established for voting on the proposed Transactions and will contain important information about the proposed Transactions and related matters. Stockholders of Jet.AI and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Jet.AI’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Transactions because they will contain important information about flyExclusive, Merger Sub, Jet.AI, SpinCo and the proposed Transactions. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov.

Participants in Solicitation

Jet.AI and its respective directors and executive officers may be deemed participants in the solicitation of proxies from Jet.AI’s shareholders in connection with the proposed Transactions. Jet.AI’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Jet.AI as reflected in the annual report on Form 10-K for the period ended December 31, 2023, filed with the SEC on April 1, 2024, and amended on April 29, 2024 and August 15, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jet.AI’s shareholders in connection with the proposed Transactions will be set forth in the proxy statement/prospectus for the proposed Transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Transactions will be included in the proxy statement/prospectus that flyExclusive intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

flyExclusive, Merger Sub and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jet.AI in connection with the proposed Transactions. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transactions will be included in the proxy statement/prospectus for the proposed Transactions when available.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Transactions, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements Legend

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Transactions, the ability of the parties to complete the Transactions, the expected benefits of the Transactions, the tax consequences of the Transactions, and flyExclusive’s future results of operations and financial position, business strategy and its expectations regarding the benefits of the Transactions. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of flyExclusive and Jet.AI, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of flyExclusive’s or Jet.AI’s securities; the risk that Jet.AI stockholder approval of the Transactions is not obtained; the inability to recognize the anticipated benefits of the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the A&R Merger Agreement; changes in general economic conditions; the outcome of litigation related to or arising out of the Transactions, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the Transactions on flyExclusive’s or Jet.AI’s respective business relationships, operating results, and businesses generally; costs related to the Transactions; that the price of flyExclusive’s or Jet.AI’s securities may be volatile due to a variety of factors, including flyExclusive’s or Jet.AI’s inability to implement their respective business plans or exceed their financial projections; and the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of flyExclusive’s Annual Report on Form 10-K filed with the SEC on May 1, 2024, the “Risk Factors” section of Jet.AI’s Annual Report on Form 10-K filed with the SEC on April 1, 2024 (as amended on April 29 and August 15, 2024), the registration statement on Form S-4, the proxy statement/prospectus and certain other documents filed or that may be filed by flyExclusive or Jet.AI from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and Jet.AI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither flyExclusive nor Jet.AI gives any assurance that flyExclusive or Jet.AI will achieve their expectations.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1

Amendment No. 2 dated October 10, 2025, to Amended and Restated Agreement and Plan of Merger and Reorganization, dated May 6, 2025, by and among flyExclusive, Inc., FlyX MergerSub, Inc., Jet.AI Inc. and Jet.AI SpinCo, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2025

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman